LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
Fort Wayne, Indiana 46802

                                   Account C

This Prospectus describes individual variable annuity contracts issued by Lincoln National Life Insurance Co. (Lincoln Life). They are for use with the following retirement plans qualified for special tax treatment (qualified contracts) under the Internal Revenue Code of 1986, as amended (the code):

1. Public school systems and 501(c)(3) tax-exempt organizations (403(b));
2. Qualified corporate employee pension and profit-sharing trusts and qualified annuity plans;
3. Corresponding plans of self-employed individuals (H.R. 10 or Keogh);
4. Individual retirement annuities (IRA);
5. Government deferred compensation plans (457); and
6. Simplified employee pension plans (SEP).
7. SIMPLE IRA (consult your representative as to the availability of this contract for SIMPLE IRAs).

The contracts described in this Prospectus are also offered to plans established by persons who are not entitled to participate in one of the previously mentioned plans (nonqualified contracts).

This Prospectus offers you, as contractowner, contracts of the following types:

1. Single premium deferred annuity;
2. Flexible premium deferred annuity (Multi Fund(R) 2, 3 and 4); and
3. Periodic premium deferred annuity (Multi Fund(R) 1).

The contracts offer you the accumulation of contract value and payment of periodic annuity benefits. These benefits may be paid on a variable or fixed basis or a combination of both. Benefits start at an annuity commencement date which you select. If the annuitant dies before the annuity commencement date, a death benefit will be paid to the beneficiary.

The minimum initial purchase payment for each of the three types of contract is:

1. Single premium deferred contract: $1,000 for IRAs and SEPs; $3,000 for all others;
2. Flexible premium deferred contract: $1,000 for IRAs and SEPs; $3,000 for all others (subsequent purchase payments: $100); and
3. Periodic premium deferred contract: $600 per contract year (minimum $25 per purchase payment).

All investments (purchase payments) for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the Depositor. Based upon your instructions, the VAA invests purchase payments (at net asset value) in specified mutual funds (the fund or funds and series). Both the value of a contract before the annuity commencement date and the amount of payouts afterward will depend upon the investment performance of the fund(s) or series selected. Investments in these funds and series are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

Purchase payments for benefits on a fixed basis will be placed in the fixed side of the contract, which is part of our general account. However, this Prospectus deals only with those elements of the contracts relating to the VAA, except where reference to the fixed side is made.

We may not offer a contract continuously or in every state. THE MULTI FUND(R) 4 CONTRACT AND THE ENHANCED GUARANTEED MINIMUM DEATH BENEFIT ARE EXPECTED TO BE AVAILABLE AFTER JUNE 1997. PLEASE CONSULT YOUR REPRESENTATIVE AS TO THE AVAILABILITY IN YOUR STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus details the information regarding the VAA that you should know before investing. This Prospectus is printed in a booklet that also includes a current Prospectus for each of the following funds: Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. and a current Prospectus for the Delaware Group Premium Fund, Inc., which contains information regarding the Equity/Income Series, Global Bond Series and the Emerging Growth Series. All Prospectuses should be read carefully and kept for future reference.

A statement of additional information (SAI), dated May 1, 1997, concerning the VAA has been filed with the SEC and is incorporated by this reference into this Prospectus. If you would like a free copy, write, Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). A table of contents for the SAI appears on the last page of this Prospectus.

This Prospectus is dated May 1, 1997.

                                   Account C
FOR YOUR INFORMATION:
IF YOU SURRENDER YOUR CONTRACT OR WITHDRAW CONTRACT VALUE, A SURRENDER CHARGE OF UP TO 8% MAY BE DEDUCTED. THE AMOUNT OF THE SURRENDER CHARGE DEPENDS ON THE TYPE OF CONTRACT AND ITS DURATION. HOWEVER, NO SURRENDER CHARGE IS ASSESSED WHEN ANNUITY PAYOUTS BEGIN OR AT THE ANNUITANT'S DEATH. SEE CHARGES AND OTHER DEDUCTIONS.

ALSO, YOU MAY BE SUBJECT TO A PENALTY TAX UNDER SECTION 72 (Q) OF THE CODE (SEE FEDERAL TAX STATUS) SHOULD YOU WITHDRAW CONTRACT VALUE OR SURRENDER THE CONTRACT BEFORE THE ANNUITY COMMENCEMENT DATE.

THESE CONTRACTS CONTAIN A FREE-LOOK PROVISION. SEE RETURN PRIVILEGE.

TABLE OF CONTENTS

                                                                  Page
----------------------------------------------------------------------
Special terms                                                       3
----------------------------------------------------------------------
Expense tables                                                      4
----------------------------------------------------------------------
Condensed financial information for the variable annuity account    7
----------------------------------------------------------------------
Financial statements                                                9
----------------------------------------------------------------------
Lincoln National Life Insurance Co.                                 9
----------------------------------------------------------------------
Variable annuity account (VAA)                                      9
----------------------------------------------------------------------
Investments of the variable annuity account                         9
----------------------------------------------------------------------
Charges and other deductions                                       12
----------------------------------------------------------------------
The contracts                                                      14
----------------------------------------------------------------------
Annuity payouts                                                    18
----------------------------------------------------------------------


                                                          Page
--------------------------------------------------------------
Federal tax status                                        19
--------------------------------------------------------------
Voting rights                                             20
--------------------------------------------------------------
Distribution of the contracts                             21
--------------------------------------------------------------
Return privilege                                          21
--------------------------------------------------------------
State regulation                                          21
--------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program  21
--------------------------------------------------------------
Records and reports                                       21
--------------------------------------------------------------
Other information                                         22
--------------------------------------------------------------
Statement of additional information
table of contents for VAA                                 22
--------------------------------------------------------------

                                   Account C
SPECIAL TERMS

(Throughout this Prospectus, in order to make the following documents more understandable to you, we have italicized the special terms.)

Account or variable annuity account (VAA) -- The segregated investment account, Account C, into which Lincoln Life sets aside and invests the assets for the variable annuity contracts offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the variable side of the contract before the annuity commencement date. See The contracts.

Advisor or investment advisor -- Lincoln Investment Management, Inc. (Lincoln Investment), which provides investment management services to each of the funds. See Investment advisor.

Annuitant -- The person upon whose life the annuity benefit payments made after the annuity commencement date will be based.

Annuity commencement date -- The valuation date when the funds or series are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option selected. For purposes of determining whether an event occurs before or after the annuity commencement date, the annuity commencement date is deemed to begin at the valuation period.

Annuity option -- One of the optional forms of payout of the annuity available within the contract. See Annuity payouts.

Annuity payout -- An amount paid after the annuity commencement date at regular intervals under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts after the annuity commencement date. See Annuity payouts.

Beneficiary -- The person whom you designate to receive the death benefit, if any, in case of the annuitant's death.

Cash surrender value -- Upon surrender, the contract value less any applicable charges, fees, and taxes.

Code -- The Internal Revenue Code of 1986, as amended.

Contract (variable annuity contract) -- The agreement between you and us providing a variable annuity.

Contractowner (you, your owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout options; designates the beneficiary, etc.). Usually, but not always, the owner is also the annuitant.

Contract value -- At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to your designated beneficiary if the annuitant dies before the annuity commencement date. See The contracts.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)--The EGMDB is the greater of:
(1) the contract value at the end of the valuation period when the death claim is approved for payment by Lincoln Life or (2) the higher of:
a. the contract value at the end of the valuation period when the EGMDB becomes effective and;
b. the highest contract value at the end of the valuation period that includes any contract anniversary date up to and including age 75 following election of the EGMDB;

increased by purchase payments and decreased by any withdrawals, annuitizations, and premium taxes incurred after the contract anniversary or EGMDB effective date the highest contract value occurred. See The contracts.

Delaware Management -- Delaware Management Company, Inc.

Flexible premium deferred contract (Multi Fund(R) 2, 3, and 4) -- An annuity contract with an initial purchase payment, allowing additional purchase payments to be made, and with annuity payouts beginning at a future date.

Fund -- Any of the eleven individual Lincoln National underlying investment options in which your purchase payments are invested.

Home office -- The headquarters of Lincoln National Life Insurance Co., located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

Lincoln Investment -- Lincoln Investment Management, Inc.

Lincoln Life (we, us, our) -- Lincoln National Life Insurance Co.

Lump sum -- A one-time purchase payment of $5,000 or more ($1,000 for IRAs and SEPs) made to a periodic premium deferred contract.

Periodic premium deferred contract (Multi Fund(R) 1) -- An annuity contract with purchase payments due periodically and with annuity payouts beginning at a future date.

Purchase payments -- Amounts paid into the contract to purchase an annuity.

Qualified plan -- A retirement plan qualified for special tax treatment under the Code, as amended, including Sections 401, 403, 408 and 457.

Series -- Any of the three underlying portfolios of the Delaware Group Premium Fund, Inc., in which your purchase payments are invested.

Single premium deferred contract -- An annuity contract with a single purchase payment and with annuity payouts beginning at a future date.

Statement of additional information (SAI) -- A document required by the SEC to be provided upon request to a prospective purchaser of a contract, you. This free document gives more information about Lincoln Life, the VAA, and the variable annuity contract.

Subaccount -- That portion of the VAA that reflects investments in accumulation and annuity units of a particular fund and series. There is a separate subaccount which corresponds to each fund.

Surrender -- A contract right that allows you to terminate your contract and receive your cash surrender value. See The contracts.

Surrender charge -- The term that refers to what is known in the industry as a contingent deferred sales charge. See Charges and other deductions.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading and ending at the close of such trading on the next valuation date.

Withdrawal -- A contract right that allows you to obtain a portion of your cash surrender value.

                                   Account C
EXPENSE TABLES

CONTRACTOWNER TRANSACTION EXPENSES-SINGLE PREMIUM AND PERIODIC PREMIUM DEFERRED
CONTRACTS:

  Surrender charge (as a percentage of contract value surrendered/withdrawn):

                                          7% (single premium)

                                          8% (periodic premium)

(Note: Upon the first withdrawal of contract value in any contract year, up to 15% of contract value may be withdrawn free of this charge.)

REDUCED SURRENDER CHARGES OVER TIME:

The surrender charge percentages listed above are the maximum percentages charged as a percentage of contract value withdrawn. The later a surrender/withdrawal occurs, the lower the surrender charge percentage applied, according to the following table:

Contract type      Contract year
----------------------------------------------------------------
                     1    2   3   4   5   6   7   8   9  10  11+
Single premium       7%   6   5   4   3   2   1   0   0   0   0
Periodic premium     8%   8   8   8   8   4   4   4   4   4   0

----------------------------------------------------------------

CONTRACTOWNER TRANSACTION EXPENSES-FLEXIBLE PREMIUM DEFERRED CONTRACT:

  Surrender charge (as a percentage of purchase payments
surrendered/withdrawn)    7% (flexible premium)

(Note: Upon the first withdrawal of purchase payments in any contract year, up to 15% of those purchase payments may be withdrawn free of this charge.)

REDUCED SURRENDER CHARGE OVER TIME:

The surrender charge percentage listed above is the maximum percentage charged as a percentage of purchase payments withdrawn. This charge is calculated separately for each contract year's purchase payments. The later a surrender/withdrawal occurs, the lower the surrender charge percentage applied, according to the following table:

                  Completed contract years between
                  date of purchase payments and date
Contract type     of surrender/withdrawal
--------------------------------------------------
                  0     1   2   3   4   5   6   7+
Flexible premium  7%    6   5   4   3   2   1   0

ANNUAL CONTRACT FEE:

$-0-(single premium and flexible premium Multi Fund(R) 3 and 4)

$25 (periodic and flexible premium Multi Fund(R) 2) This fee is a single charge assessed against contract value on the last valuation date of each contract year and upon full surrender; it is NOT a separate charge for each subaccount.

VAA ANNUAL EXPENSES
(as a percentage of average account value for each subaccount)*:

                                            Contracts with EGMDB Contracts without EGMDB
Mortality and expense risk fees             1.00%                1.00%
EGMDB charge                                 .30                  --
                                            ----                 ----
 Total Account C annual expenses            1.30%                1.00%

*The VAA is divided into 14 separately-named subaccounts, each of which, in turn, invests purchase payments in its respective fund or series.

                                   Account C

ANNUAL EXPENSES OF THE FUNDS AND SERIES FOR THE YEAR ENDED 1996
(as a percentage of each fund's and series' average net assets):

                                     Management     Other        Total
                                     fees       +   expenses =   expenses
-----------------------------------------------------------------------------
 1. Aggressive Growth (AG)           .75%           .07%          .82%
-----------------------------------------------------------------------------
 2. Bond (B)                         .46            .05           .51
-----------------------------------------------------------------------------
 3. Capital Appreciation (CA)        .80            .13           .93
-----------------------------------------------------------------------------
 4. Equity-Income (EI)               .95            .13          1.08
-----------------------------------------------------------------------------
 5. Global Asset Allocation (GAA)    .73            .27          1.00
-----------------------------------------------------------------------------
 6. Growth and Income (GI)           .33            .03           .36
-----------------------------------------------------------------------------
 7. International (I)                .82            .37          1.19
-----------------------------------------------------------------------------
 8. Managed (M)                      .39            .04           .43
-----------------------------------------------------------------------------
 9. Money Market (MM)                .48            .09           .57
-----------------------------------------------------------------------------
10. Social Awareness (SA)            .42            .04           .46
-----------------------------------------------------------------------------
11. Special Opportunities (SO)       .40            .04           .44
-----------------------------------------------------------------------------
12. Delaware Emerging Growth (DEG)*  .70*           .10           .80
-----------------------------------------------------------------------------
13. Delaware Equity/Income (DE/I)*   .54*           .13           .67
-----------------------------------------------------------------------------
14. Delaware Global Bond (DGB)*      .36*           .44           .80

--------------------------------------------------------------------------------
*The investment advisors for these series currently voluntarily waive management fees to the extent necessary to maintain the series total expense ratio at a maximum of .80%. The management fees and total expenses, absent the waiver, would have been .75% and .85% for DEG, .60% and .73% for DE/I and .75% and 1.19% for DGB. Should they cease to waive those amounts in the future, these management fee percentages and total expenses may be higher in future years.

EXAMPLES
(reflecting expenses of the VAA, the funds and series):

If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

          1 year                            3 years                            5 years                            10 years
                 Flexible Flexible                  Flexible Flexible                  Flexible Flexible
                 Multi    Multi                     Multi    Multi                     Multi    Multi
                 Fund(R)  Fund(R)                   Fund(R)  Fund(R)                   Fund(R)  Fund(R)
          Single 2        3 & 4    Periodic Single  2        3 & 4    Periodic Single  2        3 & 4    Periodic Single
--------------------------------------------------------------------------------------------------------------------------
 1. AG    $91    $89      $89      $101     $112    $101     $107     $145     $134    $128     $129     $192     $214
--------------------------------------------------------------------------------------------------------------------------
 2. B      88     85       85        98      103      98       98      136      118     112      112      177      180
--------------------------------------------------------------------------------------------------------------------------
 3. CA     92     90       90       102      115     111      111      148      139     134      134      197      226
--------------------------------------------------------------------------------------------------------------------------
 4. EI     93     91       91       103      120     115      115      152      147     142      142      204      241
--------------------------------------------------------------------------------------------------------------------------
 5. GAA    92     90       90       103      117     113      113      150      143     138      138      200      233
--------------------------------------------------------------------------------------------------------------------------
 6. GI     86     84       84        97       99      93       93      132      110     104      105      170      164
--------------------------------------------------------------------------------------------------------------------------
 7. I      94     92       92       104      123     119      119      155      152     147      148      209      253
--------------------------------------------------------------------------------------------------------------------------
 8. M      87     85       85        97      101      95       95      134      114     108      108      173      172
--------------------------------------------------------------------------------------------------------------------------
 9. MM     88     86       86        99      105     100      100      138      121     116      116      180      187
--------------------------------------------------------------------------------------------------------------------------
10. SA     87     85       85        98      102      96       96      135      116     110      110      175      175
--------------------------------------------------------------------------------------------------------------------------
11. SO     87     85       85        98      101      96       96      134      115     109      109      174      173
--------------------------------------------------------------------------------------------------------------------------
12. DEG    91     88       88       101      112     107      107      144      133     127      128      191      212
--------------------------------------------------------------------------------------------------------------------------
13. DE/I   89     87       87       100      108     103      103      141      126     121      121      185      198
--------------------------------------------------------------------------------------------------------------------------
14. DGB    91     88       88       101      112     107      107      144      133     127      128      191      212
          Flexible Flexible
          Multi    Multi
          Fund(R)  Fund(R)
          2        3 & 4    Periodic
--------------------------------------------------------------------------------------------------------------------------
 1. AG    $213     $214     $268
--------------------------------------------------------------------------------------------------------------------------
 2. B      180      180      236
--------------------------------------------------------------------------------------------------------------------------
 3. CA     225      226      225
--------------------------------------------------------------------------------------------------------------------------
 4. EI     241      241      294
--------------------------------------------------------------------------------------------------------------------------
 5. GAA    232      233      286
--------------------------------------------------------------------------------------------------------------------------
 6. GI     163      164      220
--------------------------------------------------------------------------------------------------------------------------
 7. I      252      253      304
--------------------------------------------------------------------------------------------------------------------------
 8. M      171      172      228
--------------------------------------------------------------------------------------------------------------------------
 9. MM     186      187      242
--------------------------------------------------------------------------------------------------------------------------
10. SA     174      175      231
--------------------------------------------------------------------------------------------------------------------------
11. SO     172      173      229
--------------------------------------------------------------------------------------------------------------------------
12. DEG    211      212      266
--------------------------------------------------------------------------------------------------------------------------
13. DE/I   197      198      252
--------------------------------------------------------------------------------------------------------------------------
14. DGB    211      212      266

--------------------------------------------------------------------------------

                                   Account C
If you do not surrender your contract, (whether single, flexible or periodic), or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                              5 years            10 years
                         Single,            Single,
                         Flexible Periodic, Flexible Periodic,
                         Multi    Flexible  Multi    Flexible
                         Fund(R)  Multi     Fund(R)  Multi
          1 year 3 years 3 and 4  Fund(R) 2 3 and 4  Fund(R) 2
--------------------------------------------------------------
 1. AG    $19    $57     $ 99     $ 98      $214     $213
--------------------------------------------------------------
 2. B      15     48       82       82       180      180
--------------------------------------------------------------
 3. CA     20     61      104      104       226      225
--------------------------------------------------------------
 4. EI     21     65      112      112       241      241
--------------------------------------------------------------
 5. GAA    20     63      108      108       233      232
--------------------------------------------------------------
 6. GI     14     43       75       74       164      163
--------------------------------------------------------------
 7. I      22     69      118      117       253      252
--------------------------------------------------------------
 8. M      15     45       78       78       172      171
--------------------------------------------------------------
 9. MM     16     50       86       86       187      186
--------------------------------------------------------------
10. SA     15     46       80       80       175      174
--------------------------------------------------------------
11. SO     15     46       79       79       173      172
--------------------------------------------------------------
12. DEG    18     57       98       97       212      211
--------------------------------------------------------------
13. DE/I   17     53       91       91       198      197
--------------------------------------------------------------
14. DGB    18     57       98       97       212      211

--------------------------------------------------------------------------------

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the VAA, the 11 funds and the three series for the year ended December 31, 1996. For more complete descriptions of the various costs and expenses involved, see Charges and other deductions in this Prospectus, and Management of the funds in the Appendix to the funds' Prospectuses and the Prospectus for Delaware Group Premium Fund, Inc. Premium taxes may also be applicable, although they do not appear in the table. In addition, we reserve the right to impose a charge on transfers between subaccounts as well as to and from the fixed account, although we do not currently do so. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. This table is unaudited.

These examples reflect expenses assuming that the EGMDB is NOT in effect. If the EGMDB is in effect, these examples will be higher.

CONDENSED FINANCIAL INFORMATION FOR THE VAA

                                   Account C

ACCUMULATION UNIT VALUES
The following information relating to accumulation unit values and number of accumulation units for each of the 10 years in the period ended December 31, 1996 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI.

                             1996     1995    1994    1993     1992    1991     1990   1989   1988     1987
------------------------------------------------------------------------------------------------------------
Aggressive Growth
 subaccount
Accumulation unit value
 . Beginning of period     $ 1.196     .896   1.000   1.000*
 . End of period           $ 1.384    1.196    .896   1.000*  trading began in 1994.
Number of accumulation
 units
 . End of period (000's
 omitted)                 172,630  114,518  67,547     110
------------------------------------------------------------------------------------------------------------
Bond subaccount
Accumulation unit value
 . Beginning of period     $ 4.228    3.585   3.780   3.398    3.181   2.737    2.591  2.312  2.162    2.156
 . End of period           $ 4.283    4.228   3.585   3.780    3.398   3.181    2.737  2.591  2.312    2.162
Number of accumulation
 units
 . End of period (000's
 omitted)                  62,709   62,644  57,900  62,765   52,842  46,830   40,983 37,671 28,146   25,879
------------------------------------------------------------------------------------------------------------
Capital Appreciation
 subaccount
Accumulation unit value
 . Beginning of period     $ 1.294    1.017   1.000   1.000*
 . End of period           $ 1.520    1.294   1.017   1.000*  trading began in 1994.
Number of accumulation
 units
 . End of period (000's
 omitted)                 174,073   98,067  52,125     110
------------------------------------------------------------------------------------------------------------
Equity-Income subaccount
Accumulation unit value
 . Beginning of period     $ 1.391    1.046   1.000   1.000*
 . End of period           $ 1.663    1.391   1.046   1.000*  trading began in 1994.
Number of accumulation
 units
 . End of period (000's
 omitted)                 275,632  171,817  75,383     110
------------------------------------------------------------------------------------------------------------
Global Asset Allocation
 subaccount
Accumulation unit value
 . Beginning of period     $ 2.013    1.642   1.689   1.453    1.378   1.174    1.175  1.005   .914    1.000*
 . End of period           $ 2.302    2.013   1.642   1.689    1.453   1.378    1.174  1.175  1.005     .914*
                                                                                                    trading
Number of accumulation                                                                                began
 units                                                                                             in 1987.
 . End of period (000's
 omitted)                 140,242  126,558 122,061  92,778   67,873  57,199   50,149 39,835 27,750   23,120
------------------------------------------------------------------------------------------------------------
Growth and Income
 subaccount
Accumulation unit value
 . Beginning of period     $ 6.292    4.593   4.579   4.084    4.050   3.125    3.126  2.611  2.436    2.130
 . End of period           $ 7.453    6.292   4.593   4.579    4.084   4.050    3.125  3.126  2.611    2.436
Number of accumulation
 units
 . End of period (000's
 omitted)                 332,885  291,063 253,621 226,072  188,659 144,515  114,974 96,161 81,066   73,488
------------------------------------------------------------------------------------------------------------
International subaccount
Accumulation unit value
 . Beginning of period     $ 1.368    1.271   1.243    .901     .990   1.000*
 . End of period           $ 1.488    1.368   1.271   1.243     .901    .990*  trading began in 1991.
Number of accumulation
 units
 . End of period (000's
 omitted)                 294,570  261,509 248,639 129,551   50,718  21,088
------------------------------------------------------------------------------------------------------------

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31.

                                   Account C

                                     1996     1995    1994    1993    1992    1991    1990   1989   1988    1987
----------------------------------------------------------------------------------------------------------------
Managed subaccount
Accumulation unit value
 . Beginning of period             $ 3.515    2.747   2.827   2.558   2.492   2.065   2.015  1.737  1.609   1.495
 . End of period                   $ 3.913    3.515   2.747   2.827   2.558   2.492   2.065  2.015  1.737   1.609
Number of accumulation units
 . End of period (000's omitted)   178,496  172,789 167,184 162,485 139,606 115,929 104,011 95,285 84,586  78,432
----------------------------------------------------------------------------------------------------------------
Money Market subaccount
Accumulation unit value
 . Beginning of period             $ 2.235    2.137   2.079   2.044   1.996   1.907   1.783  1.651  1.553   1.472
 . End of period                   $ 2.324    2.235   2.137   2.079   2.044   1.996   1.907  1.783  1.651   1.553
Number of accumulation units
 . End of Period (000's omitted)    40,057   35,136  37,106  39,763  46,993  77,812  57,377 53,287 37,890  37,132
----------------------------------------------------------------------------------------------------------------
Social Awareness subaccount
Accumulation unit value
 . Beginning of period             $ 2.843    2.005   2.021   1.796   1.750   1.285   1.357  1.042 1.000*
 . End of period                   $ 3.638    2.843   2.005   2.021   1.796   1.750   1.285  1.357 1.042* trading
                                                                                                           began
                                                                                                         in 1988
Number of accumulation units
 . End of period (000's omitted)   175,970  106,204  83,069  69,006  50,838  30,735  19,486  7,127  1,984
----------------------------------------------------------------------------------------------------------------
Special Opportunities subaccount
Accumulation unit value
 . Beginning of period             $ 5.618    4.303   4.392   3.740   3.519   2.481   2.710  2.054  1.997   1.867
 . End of period                   $ 6.505    5.618   4.303   4.392   3.740   3.519   2.481  2.710  2.054   1.997
Number of accumulation units
 . End of period (000's omitted)    97,744   88,993  73,673  62,314  51,056  37,798  33,837 27,789 31,068  29,240
----------------------------------------------------------------------------------------------------------------
DE Emerging Growth subaccount
Accumulation unit value
 . Beginning of period             $ 1.000*
 . End of period                   $ 0.991*  trading began in 1996
Number of accumulation units
 . End of period (000's omitted)    23,508
----------------------------------------------------------------------------------------------------------------
DE Equity/Income subaccount
Accumulation unit value
 . Beginning of period             $ 1.000*
 . End of period                   $ 1.126*  trading began in 1996
Number of accumulation units
 . End of period (000's omitted)    12,220
----------------------------------------------------------------------------------------------------------------
DE Global Bond subaccount
Accumulation unit value
 . Beginning of period             $ 1.000*
 . End of period                   $ 1.111*  trading began in 1996
Number of accumulation units
 . End of period (000's omitted)     7,613

--------------------------------------------------------------------------------

*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31.

ADDITIONAL INFORMATION FOR THE MONEY MARKET SUBACCOUNT:
Seven-day yield: 3.71%; Length of base period-7 days; Date of last day of base period: December 31, 1996.

                                   Account C

PERFORMANCE DATA:
At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. THE YIELD FIGURE IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The VAA advertises the annual performance of the subaccounts for the funds and series on both a standardized and nonstandardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year, and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk fees. It also reflects management fees and other expenses of the fund. It does not include surrender charges or the account charge; if included, they would decrease the performance.

For additional information about performance calculations, please refer to the SAI.

FINANCIAL STATEMENTS

The financial statements for the VAA and Lincoln Life are located in the SAI. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or calling
1-800-4LINCOLN (454-6265).

LINCOLN NATIONAL LIFE INSURANCE CO.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We serve as the principal underwriter for the contracts. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

VARIABLE ANNUITY ACCOUNT (VAA)

On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds and series. YOU ASSUME THE FULL INVESTMENT RISK FOR ALL AMOUNTS PLACED IN THE VAA.

INVESTMENTS OF THE VARIABLE ANNUITY ACCOUNT

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each fund and series. You may change your allocations without penalty or charges. Shares of the funds and series will be sold at net asset value (See the Appendix to the funds' Prospectuses for an explanation of net asset value) to the VAA in order to fund the contracts. The funds and series are required to redeem their shares at net asset value upon our request. We reserve the right to add, delete or substitute funds and series.

INVESTMENT ADVISOR
Lincoln Investment (owned by LNC) is the advisor for each of the funds and is primarily responsible for the investment decisions affecting the funds. The services it provides are explained in the Prospectuses of the funds. Under an advisory agreement with each fund, Lincoln Investment provides portfolio management and investment advice to that fund, subject to the supervision of the fund's Board of Directors.

Additionally, Lincoln Investment currently has six sub-advisory agreements in which the sub-advisor may perform some or substantially all of the investment advisory services required by those respective funds.

No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements.

                                   Account C

Following is a chart that shows the fund names and the six sub-advisors under Lincoln Investment (the advisor):

Sub-advisor                                         Fund
------------------------------------------------------------------------------
Clay Finlay Inc.                                    International
------------------------------------------------------------------------------
Fidelity Management Trust Co.                       Equity-Income
------------------------------------------------------------------------------
Janus Capital Corp.                                 Capital Appreciation
------------------------------------------------------------------------------
Lynch & Mayer, Inc.                                 Aggressive Growth
------------------------------------------------------------------------------
Putnam Investment
 Management, Inc.                                   Global Asset Allocation
------------------------------------------------------------------------------
Vantage Global                                      Growth and Income; Managed
 Advisors, Inc.                                     (for stock portfolio);
                                                    Social Awareness; and
                                                    Special Opportunities
------------------------------------------------------------------------------

The Bond and Money Market Funds do not have sub-advisors.

Delaware Management, an indirect subsidiary of LNC, is the advisor for the series and is primarily responsible for the investment decisions affecting the series. Delaware International Advisers Limited (Delaware International), an affiliate of Delaware Management, furnishes investment management services to the Global Bond series.

Additional information about Delaware Management and Delaware International may be found in the Delaware Group Premium Fund, Inc. Prospectus enclosed in this booklet under Management of the Fund.

FUNDS/SERIES
Following are brief summaries of the investment objectives and policies of the funds. The year in which each fund started trading is in parentheses. There is more detailed information in the current Prospectuses for the funds, which are included in this booklet.

All of the funds with the exception of the Special Opportunities Fund are diversified, open-end management investment companies. Diversified means not owning too great a percentage of the securities of any one company. An open-end company is one which, in this case, permits Lincoln Life to sell its shares back to the fund or series when you make a withdrawal, surrender the contract or transfer from one fund to another. Management investment company is the legal term for a mutual fund. The Special Opportunities Fund is open-end, but is non-diversified. Non-diversified means the fund may own a larger percentage of the securities of particular companies than will a diversified company. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE FUNDS OR SERIES WILL ACHIEVE ITS STATED OBJECTIVES.

FUNDS
1. AGGRESSIVE GROWTH FUND (1994) -- The investment objective is to maximize capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

2. BOND FUND (1981) -- The investment objective is maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

 3. CAPITAL APPRECIATION FUND (1994) -- The investment objective is long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

 4. EQUITY-INCOME FUND (1994) -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

 5. GLOBAL ASSET ALLOCATION FUND (1987) -- The investment objective is long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

 6. GROWTH AND INCOME FUND (1981) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

 7. INTERNATIONAL FUND (1991) -- The investment objective is long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.

 8. MANAGED FUND (1983) -- The investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities, as determined by an investment committee.

                                   Account C

 9. MONEY MARKET FUND (1981) -- The investment objective is maximum current income consistent with the preservation of capital. The fund invests in short-term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

10. SOCIAL AWARENESS FUND (1988) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.

11. SPECIAL OPPORTUNITIES FUND (1981) -- The investment objective is maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

SERIES
Following are brief summaries of the investment objectives and policies of the three series being offered by Delaware Group Premium Fund, Inc. More detailed information may be obtained from the current prospectus for those series, which is included in this booklet. PLEASE BE ADVISED THAT THERE IS NO ASSURANCE THAT ANY OF THE SERIES WILL ACHIEVE ITS STATED OBJECTIVES.

1. EQUITY/INCOME -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This series has the same objective and investment disciplines as the Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

2. EMERGING GROWTH -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This series has the same objective and investment disciplines as Delaware Group Trend fund, Inc., a separate Delaware Group fund.

3. GLOBAL BOND -- seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. This series is a global fund. As such, at least 65% of the series' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This series has the same objective and investment disciplines as the Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.

Shares of the funds and series are sold to Lincoln Life for investment of the assets of the VAA and of Lincoln Life Flexible Premium Variable Life Account K, for variable life insurance contracts. Shares of some, but not all, of the funds are also sold to Lincoln Life for investment of the assets of Lincoln Life Flexible Premium Variable Life Accounts D and G, also to fund variable life insurance contracts. In addition, shares of the Delaware Group Premium Fund, Inc. are sold to separate accounts of life insurance companies other than Lincoln Life. See Other information. Shares of the funds and series are not sold directly to the general public.

We will purchase shares of the funds and series at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds and series to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for purposes described in the contract. If you desire to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares for the other subaccount. The shares are retired, but they may be reissued later.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
All of the investment objectives of the funds and series are fundamental which means that no changes may be made without the affirmative vote of a majority of the outstanding voting securities of each respective fund or series. The extent to which the particular investment policies, practices or restrictions for each fund or series are fundamental or nonfundamental depends on the particular fund or series. If they are nonfundamental, they may be changed by the Board of Directors of the funds or series without shareholder approval.

You are urged to consult the Prospectuses in this booklet and SAIs for each individual fund or series for additional information regarding the fundamental and non-fundamental policies, practices and restrictions of each of the funds and series.

REINVESTMENT
All dividend and capital gain distributions of the funds and series are automatically reinvested in shares of the distributing funds and series at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected in changes in unit values.

                                   Account C

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
We reserve the right, within the law, to make additions, deletions and substitutions for the funds and series held by the VAA. (We may substitute shares of another series or of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund and series should no longer be available, or if investment in any fund's and series' shares should become inappropriate, in the judgement of our management, for the purposes for the contract.) No substitution of the shares attributable to your account may take place without notice to you and prior approval of the SEC, in accordance with the 1940 Act.

CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS
There are no front-end deductions for sales charges made from purchase payments. However, we will deduct premium taxes, when applicable.

ACCOUNT CHARGE
There is no account charge for single premium deferred contracts and flexible premium deferred contracts, Multi Fund(R) 3 and 4. For periodic and flexible premium, Multi Fund(R) 2 deferred contracts, we will deduct $25 from the contract value on the last valuation date of each contract year to compensate us for the administrative services provided to you; this $25 account charge will also be deducted from the contract value upon surrender. Administrative services include processing applications; issuing contracts; processing purchase and redemptions of fund shares; maintaining records; administering annuity payouts; providing accounting, valuation, regulatory and reporting services.

SURRENDER CHARGES
There are charges associated with the surrender of a contract or the withdrawal of contract value (or of purchase payments, for flexible contracts) before the annuity commencement date. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered. Charges are the same for surrenders/withdrawals except that, for the first withdrawal in a contract year, up to 15% of contract value (purchase payments for flexible contracts) may be withdrawn free of charges. This 15% withdrawal exception does not apply to a surrender of a contract.

A. PERIODIC PREMIUM DEFERRED CONTRACT

For the first withdrawal in a contract year in excess of 15%, for any subsequent withdrawals in the same contract year, or for surrender of the contract, there will be a surrender charge of 8% for years 1-5; 4% in years 6-10; and no charge after the contract has been in force for 10 years. In addition, as explained previously, an account charge will be deducted for a surrender.

Surrender charges will be waived in the event of the death of the annuitant. If between the effective date of the contract and the annuitant's 65th birthday, the annuitant should become totally and permanently disabled [as defined in
Section 22(e)(3) of the code], surrender charges will also be waived. In addition, for 403(b) and 457 contracts only, surrender charges will be waived in the event the annuitant: (1) has terminated employment with the employer that sponsored the contract; and (2) has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and (3) is at least age 55.

B. SINGLE PREMIUM DEFERRED CONTRACT OR NONRECURRING LUMP SUM PAYMENT TO PERIODIC PREMIUM DEFERRED CONTRACT

For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:

                          Contract year in which surrender/withdrawal
                          occurs
-------------------------------------------------------------------------------------
                          1       2       3       4       5       6       7       8+
Charge as a percent
 of proceeds withdrawn    7%      6       5       4       3       2       1       0

Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years.

Lump sum payments may be deposited into a periodic premium deferred contract within 12 months of the effective date of the contract. After the 12-month period, a new contract must be established for a lump sum payment.

For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone.

Surrender charges will be waived in the event of the death of the annuitant. If between the effective date of the contract and the annuitant's 65th birthday, the annuitant should become totally and permanently disabled, surrender charges will also be waived.

                                   Account C

C. FLEXIBLE PREMIUM DEFERRED CONTRACT

For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:

                                                Completed contract years
                                                between date of purchase
                                                payments and date of
                                                surrender/withdrawal*
-------------------------------------------------------------------------------
                                                0   1   2   3   4   5   6   7+
Charge as a percent of
 total purchase payments surrendered/withdrawn
 in a contract year                             7%  6   5   4   3   2   1   0

*The surrender charge is calculated separately for each contract year's purchase payments.

For the first withdrawal of purchase payments in each contract year, up to 15% of purchase payments will be free of these charges. In addition, as explained previously, an account charge will be deducted for a surrender on Multi Fund(R) 2 flexible premium contracts.

Surrender charges will be waived in the event of the death of the annuitant. If between the effective date of the contract and the annuitant's 65th birthday, the annuitant should become totally and permanently disabled, surrender charges will also be waived.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. (FOR PURPOSES OF CALCULATING THIS CHARGE, WE ASSUME THAT PURCHASE PAYMENTS ARE WITHDRAWN ON A FIRST IN-FIRST OUT BASIS, AND THAT ALL PURCHASE PAYMENTS ARE WITHDRAWN BEFORE ANY EARNINGS ARE WITHDRAWN.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when contractowners surrender or withdraw before distribution costs have been recovered.

ADDITIONAL INFORMATION
Participants in the Texas Optional Retirement Program should refer to Restrictions under the Texas Optional Retirement Program, later in this Prospectus booklet.

The charges associated with surrender/withdrawal are paid to us to compensate us for the cost of distributing the contracts. As required by the National Association Securities Dealers, in no event will the aggregate surrender charges under a contract exceed 8.5% of your total purchase payments.

The surrender and account charges described previously may be reduced or eliminated for any particular contract. However these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of surrender and account charges applicable to a particular contract will be stated in that contract.

DEDUCTIONS FROM THE VAA FOR ASSUMPTION OF MORTALITY AND EXPENSE RISKS
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.002% of the daily net asset value, to compensate us for our assumption of certain risks described below. This charge is made up of two parts: (1) our assumption of mortality risks (0.900%) and (2) our assumption of expense risks (0.102%). The level of this charge is guaranteed not to change.

Our assumption of mortality risks guarantees that the annuity payouts made to our contractowners will not be affected by the mortality experience (life span) either of persons receiving those payouts or of the general population. We assume this mortality risk through guaranteed annuity rates incorporated into the contract which cannot be changed. We also assume the risk that the charges for administrative expenses, which cannot be changed by us, will be insufficient to cover actual administrative costs.

If the 1.002% charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.

DEDUCTIONS FOR PREMIUM TAXES
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. These premium taxes will generally depend upon the law of your state of residence. The tax ranges from 0.5% to 4.0%.

DEDUCTION FOR THE EGMDB
When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily

                                   Account C
net asset value. This charge will start at the beginning of the next valuation period. This charge will continue for all future contract years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will cease at the end of the valuation period when the EGMDB is terminated. See The contracts--Death benefit before the annuity commencement date.

OTHER CHARGES AND DEDUCTIONS
There are deductions from and expenses paid out of the assets of the eleven funds and the three series that are described later in this booklet in the Appendix to the funds' Prospectuses and in the Prospectus for the series respectively.

THE CONTRACTS

PURCHASE OF CONTRACTS
If you wish to purchase a contract, you must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

If a completed application and all other information necessary for processing a purchase order are received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial purchase payment must be priced within two business days.

WHO CAN INVEST
To apply for a periodic premium deferred contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The annuitant cannot be older than age 74.

To apply for a flexible premium deferred contract, a single premium deferred contract or to make a nonrecurring lump sum payment to a periodic premium deferred contract, you must meet the same requirements as for an application of a periodic premium deferred contract, except that the annuitant cannot be older than age 84.

PURCHASE PAYMENTS
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum purchase payment for a single premium deferred contract is $3,000 ($1,000 for IRAs and SEPs). The minimum initial purchase payment for a flexible premium deferred contract is $3,000 ($1,000 for IRAs and SEPs), and subsequent purchase payments must be at least $100. For a periodic premium deferred contract, the minimum amount of any scheduled purchase payment is $25, and the scheduled purchase payments must total at least $600 per year. Purchase payments in any one contract year which exceed twice the amount of purchase payments made in the first contract year may be made only with our permission. Purchase payments in total may not exceed $1 million for each annuitant. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.

VALUATION DATE
Accumulation and annuity units will be valued once daily as of the close of trading (currently 4:00 p.m., New York time) on each day that the NYSE is open for trading (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

ALLOCATION OF PURCHASE PAYMENTS
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund or series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20 under periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts. Upon allocation to the appropriate subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at the home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the related expenses of the VAA and the underlying funds and series.

VALUATION OF ACCUMULATION UNITS
Accumulation units for each subaccount are valued separately. Initially, the value of each accumulation unit was set at $1.00. Thereafter, the value of an accumulation unit in any subaccount on any valuation date

                                   Account C
equals the value of an accumulation unit in that subaccount as of the preceding valuation date multiplied by the net investment factor of that subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation date to the next. The net investment factor for any subaccount for any valuation date reflects the change in the net asset value per share of the fund held in the subaccount from one valuation period to the next, adjusted for the daily deduction of the administrative and mortality and expense risk charges from assets in the subaccount. If any ex-dividend date occurs during the valuation period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the subaccount, is taken into account.

Because a different daily charge is made for contracts with the EGMDB than for those without, a different net investment factor is calculated for each of the two types of contracts, resulting in different corresponding accumulation unit values on any given day.

TRANSFERS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE
You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date immediately following receipt of the transfer request.

Transfers between subaccounts are restricted to once every 30 days; although, we reserve the right to waive this 30-day period. The minimum amount which may be transferred between subaccounts is $500 or the entire amount in the subaccount, if less than $500. If the transfer from a subaccount would leave you with less than $100 in the subaccount, we may transfer the total balance of the subaccount. (We have the right to reduce these minimum amounts.)

A transfer may be made by writing to the home office or, if a Telephone Exchange Authorization form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require a contractowner to provide certain identifying information before we will act upon their instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone tranfer requests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. Telephone transfers will be processed on the valuation date that they are received when they are received at our customer service center before 4:00 PM New York time.

You may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. Transfers from the fixed side of the contract to the various subaccount(s) are allowed subject to the following restrictions: (1) the sum of the percentages of the fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; and (2) the minimum amount which can be transferred is $500 or the amount in the fixed account. We reserve the right to waive any of these restrictions.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

There is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers.

TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE
You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. HOWEVER, AFTER THE ANNUITY COMMENCEMENT DATE, NO TRANSFERS ARE ALLOWED FROM THE FIXED SIDE OF THE CONTRACT TO THE SUBACCOUNTS.

DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE
You may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the annuitant dies before the annuity commencement date and the EGMDB is not in effect, a death benefit equal to the contract value will be paid to your designated beneficiary.

An optional EGMDB is available for nonqualified and IRA flexible premium deferred annuity contracts, for annuitants up to age 75. (Please check with your representative for availability to current contractowners.) The EGMDB will take effect on the valuation date when the EGMDB election form is approved at our home office, if before 4:00 p.m. New York time. The owner may discontinue the EGMDB at any time. If discontinued, the EGMDB will terminate on the valuation date written notice is received at our home office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with

                                   Account C
the next valuation date. The owner may not reelect the EGMDB once it is discontinued. As of the annuity commencement date the EGMDB will be discontinued and the charge for the EGMDB will cease. See Charges and other deductions--Deduction for the EGMDB.

If the annuitant dies before the annuity commencement date and the EGMDB is in effect, the death benefit paid to your designated beneficiary will be the greater of:

1. the contract value at the end of the valuation period when the death claim is approved for payment by Lincoln Life, or

2. the higher of:

  (a) the contract value at the end of the valuation period when the EGMDB becomes effective and;

  (b) the highest contract value, at the end of the valuation period, on any contract anniversary date up to and including age 75 following election of the EGMDB;

  increased by purchase payments and decreased by any withdrawals, annuitizations, and premium taxes incurred after the contract anniversary or EGMDB effective date the highest contract value occurred.

The contract value available upon death is the value of the contract at the end of the valuation period during which the death claim is approved for payment by Lincoln Life. The approval of the death claim payment will occur after receipt of: (1) proof, satisfactory to us, of the death of the annuitant; (2) written authorization for payment; and (3) our receipt of all required claim forms fully completed.

The EGMDB may not be elected on or after the annuity commencement date.

At any time during a 60-day period the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout.

If a lump sum settlement is requested and the amount of the settlement is $10,000 or more, a SecureLine(R) account will be established in the name of the beneficiary for that amount. If the lump sum amount is less than $10,000, it will be sent to the beneficiary. In either event, the proceeds will be disbursed within seven days of receipt of satisfactory claim documentation, as discussed previously, subject to the laws and regulations governing payment of death benefits. If an election has not been made by the end of the 60-day period, a lump sum settlement will be made at that time using SecureLine(R) if the amount is $10,000 or more; if the amount is under $10,000 it will be sent to the beneficiary. This payment may be postponed as permitted by the 1940 Act.

SecureLine(R) is an interest-bearing checking account established in the name of the beneficiary which is administered by State Street Bank and Trust Company of Boston, MA. Once the SecureLine(R) account is established, only the beneficiary can authorize check drawn on the account. SecureLine(R) is expected to be available after June 1997.

Annuity payouts will be made in accordance with applicable laws and regulations governing payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests. There are no restrictions on the beneficiary's use of the proceeds; and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.

JOINT/CONTINGENT OWNERSHIP
If joint owners are named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only the spouse can be a joint owner on Multi Fund(R) 4, flexible premium deferred annuity contracts.

A contingent owner may exercise ownership rights in this contract only after the contractowner dies.

DEATH OF CONTRACTOWNER
If the contractowner of a nonqualified contract dies before the annuity commencement date, then, in compliance with the code, the cash surrender value of the contract will be paid as follows:

1. Upon the death of a non-annuitant contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this contract regarding death of annuitant will control. If the recipient of the proceeds is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner.

The code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the beneficiary's life expectancy.

SURRENDERS AND WITHDRAWALS
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules below.

                                   Account C

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant attains age (a) 59 1/2 (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected.

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

The contract value available upon surrender/withdrawal is the cash surrender value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100, and the remaining contract value must be at least $300. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value.

There are charges associated with surrender of a contract or withdrawal of contract value before the annuity commencement date. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax status.

If the total contract value is less than $600, and if no purchase payments have been made for at least two years, we reserve the right to terminate the contract.

REINVESTMENT PRIVILEGE
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit the surrender/withdrawal charges previously deducted. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. In the case of a qualified contract, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.

AMENDMENT OF CONTRACT
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

COMMISSIONS
For the flexible premium deferred annuity Multi Fund(R) 2 and 3 contracts, the maximum commission which could be paid to dealers is equal to 5.25% on each purchase payment; plus up to 0.10% of the value of purchase payments in the variable annuity account while the EGMDB is in effect. For flexible premium deferred annuity Multi Fund(R) 4 contracts, the maximum commission which could be paid to dealers is equal to 4.50% on each purchase payment; plus an annual continuing commission up to .40% of the value of the contract purchase payments invested for at least 15 months; plus up to 0.10% of the value of purchase payments in the variable annuity account while the EGMDB is in effect.

For the periodic premium deferred annuity contract, the maximum commission which could be paid to dealers is 9% on the total purchase payments received during the first contract year and 5.25% on each purchase payment in renewal contract years (or an equivalent schedule).

OWNERSHIP
As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

CONTRACTOWNER QUESTIONS
The obligations to purchasers under the contracts are those of Lincoln Life. Your questions and concerns should be directed to us at 1-800-4LINCOLN (454-6265).

                                   Account C

ANNUITY PAYOUTS

When you apply for a contract, you may select any annuity commencement date permitted by law. (PLEASE NOTE THE FOLLOWING EXCEPTION: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the code] and qualified annuity plans [described in Section 403(a) of the code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity. Optional forms of payout of annuities (annuity options) are available, each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

ANNUITY OPTIONS
LIFE ANNUITY. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE ANNUITANT WOULD RECEIVE NO PAYOUTS IF DEATH OCCURS BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

LIFE INCOME WITH PAYOUTS GUARANTEED FOR DESIGNATED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

JOINT LIFE ANNUITY. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.

JOINT LIFE ANNUITY WITH GUARANTEED PERIOD. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

JOINT-AND-TWO-THIRDS SURVIVOR ANNUITY. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor, during their lifetime, receives two thirds of the periodic payout made when both were alive.

UNIT REFUND LIFE ANNUITY. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

None of the options listed above currently provide withdrawal features, permitting the contractowner to withdraw commuted values as a lump sum payment. Other options may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract and Section 72(s) of the code, if applicable. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

The annuity commencement date is usually on or before the annuitant's 85th birthday; however you may change the annuity commencement date, change the annuity option, or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life with a 10 year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to your beneficiary as payouts become due.

The contract contains no provision under which an annuitant or a beneficiary may surrender their contract or make a withdrawal and receive a lump-sum settlement once annuity payouts have begun. See Surrenders and withdrawals. Options are only available to the extent they are consistent with the requirements of Section 72(s) of the code, if applicable.

                                   Account C

VARIABLE ANNUITY PAYOUTS
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each month thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. There is a more complete explanation of this calculation in the SAI.

FEDERAL TAX STATUS

This section is a discussion of the Federal income tax rules applicable to the contracts as of the date of this Prospectus. More information is provided in the SAI. THESE DISCUSSIONS AND THOSE IN THE SAI ARE NOT INTENDED AS TAX ADVICE. This section does not discuss the Federal tax consequences resulting from every possible situation. No attempt has been made to consider any applicable state, local or foreign tax law, other than the imposition of any state premium taxes (See Charges and other deductions). If you are concerned about the tax implications with respect to the contracts, you should consult a tax advisor. The following discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). No representation is made about the likelihood of continuation of the present Federal income tax laws or their current interpretations by the IRS.

TAXATION OF NONQUALIFIED CONTRACTS
You are generally not taxed on increases in the value of your contract until a distribution occurs. This distribution can be in the form of a lump sum payout received by requesting all or part of the cash surrender value (i.e. surrenders/withdrawals) or as annuity payouts. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a contract will be treated as a distribution. A transfer of ownership of a contract, or designation of an annuitant (or other beneficiary) who is not also the contractowner, may also result in tax consequences. The taxable portion of a distribution (in the form of a lump sum payout or an annuity) is taxed as ordinary income. For purchase payments made after February 28, 1986, a contractowner who is not a natural person (for example, a corporation) [subject to limited exceptions] will be taxed on any increase in the contract's cash value over the investment in the contract during the taxable year, even if no distribution occurs. The next discussion applies to contracts owned by natural persons.

In the case of a surrender under the contract or withdrawal of contract value, generally amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable. In the case of a surrender under a contract issued before August 14, 1982, and allocable to an investment in the contract made before that date, amounts received are treated as taxable income only to the extent that they exceed the investment in the contract. The investment in the contract generally equals the portion, if any, of any purchase payment paid by or on behalf of an individual under a contract which is not excluded from the individual's gross income.

Even though the tax consequences may vary depending on the form of annuity payout selected under the contract, the contractowner of an annuity payout generally is taxed on the portion of such payout that exceeds the investment in the contract. For variable annuity payouts, the taxable portion is determined by a formula that establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payouts. For fixed annuity payouts, there generally is no tax on the portion of each payout that represents the same ratio that the investment in the contract bears to the total expected value of payouts for the term of the annuity; the remainder of each payout is taxable. For individuals whose annuity starting date is after December 31, 1986, the entire distribution (whether fixed or variable) will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the contract.

There may be imposed a penalty tax on distributions equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, which generally are distributions:

1. Received on or after age 59 1/2;

2. Made as a result of death or disability of contractowner;

3. Received in substantially equal periodic payments as a life annuity (subject to special recapture rules if the series of payouts is subsequently modified);

4. Allocable to the investment in the contract before August 14, 1982;

                                   Account C

5. Under a qualified funding asset in a structured settlement;

6. Under an immediate annuity contract as defined in the code; and/or

7. Under a contract purchased in connection with the termination of certain retirement plans.

TAXATION OF QUALIFIED CONTRACTS
The contracts may be purchased in connection with the following types of tax-favored retirement plans:

1 Contracts purchased for employees of public school systems and certain tax-exempt organizations, qualified under Section 403(b) of the code;

2. Pension and profit-sharing plans of self-employed individuals (H.R. 10 or Keogh plans) or corporations, qualified under Section 401(a) or 403(a) of the code;

3. IRAs, qualified under Section 408 of the code;

4. Deferred compensation plans of state or local governments, qualified under
   Section 457 of the code; and/or

5. SEPs, qualified under Section 408(k) of the code.

The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distributions and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as contractowners, annuitants and beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contracts. Purchasers of contracts for use with any qualified plan, as well as plan participants and beneficiaries, should consult counsel and other advisors as to the suitability of the contracts to their specific needs, and as to applicable code limitations and tax consequences.

MULTIPLE CONTRACTS
All contracts entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same contractowner during any calendar year will be treated as a single contract for tax purposes.

INVESTOR CONTROL
The Treasury Department has indicated that guidelines may be issued under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the contractowner has excessive control over the investments underlying the contract. They may consider the number of investment options or the number of transfer opportunities available between options as relevant when determining excessive control. The issuance of those guidelines may require us to impose limitations on your right to control the investment. We do not know whether any such guidelines would have a retroactive effect.

Section 817(h) of the code and the related regulation that the Treasury Department has adopted require that assets underlying a variable annuity contract be adequately diversified. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the contractowner or we pay an amount to the IRS. The amount will be based on the tax that would have been paid by the contractowner if the income, for the period the contract was not diversified, had been received by the contractowner. If the faulure to diversify is not corrected in this manner, the contractowner of an annuity contract will be deemed the owner of the underlying securities and will be taxed on the earnings of his or her account. We believe, under our interpretation of the code and regulations thereunder, that the investments underlying this contract meet these diversification standards.

WITHHOLDING
Generally, pension and annuity distributions are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Under the code, 20% income tax withholding may apply to eligible rollover distributions. All taxable distributions from qualified plans and
Section 403(b) annuities are eligible rollover distributions, except (1) annuities paid out over life or life expectancy, (2) installments paid for a period spanning 10 years or more, and (3) required minimum distributions. The code imposes a mandatory 20% income tax withholding on any eligible rollover distribution that the contractowner does not elect to have paid in a direct rollover to another qualified plan,
Section 403(b) annuity or individual retirement account.

Distributions from Section 457 plans are subject to the general wage withholding rules.

VOTING RIGHTS

As required by law, we will vote the fund and series shares held in the VAA at meetings of the shareholder of the various funds and series. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in a fund or funds and series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the

                                   Account C
number of votes, fractional shares will be recognized. After the annuity commencement date, the votes attributable to a contract will decrease.

Fund shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro rata basis to reduce the number of votes eligible to be cast.

Maryland law and the bylaws of each fund and series allow investment companies registered under the 1940 Act to dispense with annual meetings of shareholders in certain cases where the meetings are only a formality. The Board of Directors of each fund will decide each year whether or not to hold the shareholder's annual meeting for that year.

The dispensing with annual meetings of the shareholder in effect results in retaining the existing Directors in office. Consequently, the SEC requires the funds to assure contractowners that a majority of those Directors have at some point been elected by the shareholder. The SEC also requires that the funds comply with Section 16(c) of the 1940 Act, concerning procedures by which shareholders may remove Directors. For a more detailed explanation of this procedure, see Description of shares in the Appendix to the Prospectuses for the funds; also see the Prospectus for the series.

Annual meetings of each fund and of the series normally will not be held, unless the Board of Directors decides to hold them. Special meetings of the shareholder may be called for any valid purpose. Whenever a shareholder's meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the fund, and series involved.

DISTRIBUTION OF THE CONTRACTS

We are the distributor of the contracts. They will be sold by our registered representatives who have been licensed by state insurance departments. The contracts will also be sold by independent broker-dealers who have been licensed by state insurance departments to represent us and who have selling agreements with us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

RETURN PRIVILEGE

Within the free-look period after you first receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 2340, 1300 South Clinton Street, Fort Wayne,
Indiana, 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be made. A PURCHASER WHO PARTICIPATES IN THE VAA IS SUBJECT TO THE RISK OF A MARKET LOSS DURING THE FREE-LOOK PERIOD.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

STATE REGULATION

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least once every five years.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2.  Retirement; or

3.  Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract

                                   Account C
year, reports containing information required by the 1940 Act or any other applicable law or regulation. We have entered into an agreement with the Delaware Management Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered by this Prospectus. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Lincoln National Flexible Premium Variable Life Accounts D, G and K, segregated investment accounts of ours registered under the 1940 Act, are authorized to invest assets in the following funds and series: Bond, Growth and Income, Managed, Money Market and Special Opportunities (for Account D); Growth and Income and Special Opportunities (for Account G) and all funds and series for Account K. Through the VAA and the Variable Life Accounts we are the sole shareholder in the eleven funds. However, we are not the sole shareholder of series shares in the Delaware Group Premium Fund, Inc. Collectively, the VAA and the Variable Life Accounts may be referred to in this booklet and in the SAI as the variable accounts.

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the Variable Life Accounts could conflict with those of contractowners under the VAA. In those cases where assets from variable life and variable annuity separate accounts are invested in the same fund or funds or series (i.e., where mixed funding occurs), the Boards of Directors of the funds involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund or series with another investment, that fund or series may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund and for the series fund for more information about mixed funding.

In the future, we may purchase shares in the funds and series for one or more unregistered segregated investment accounts.

ADVERTISEMENTS/SALES LITERATURE
In marketing the variable annuity contracts, we and our various sales representatives may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the contracts and the underlying funds and series, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claim-paying ability, the features of particular contracts, and the comparative investment performance of the funds and series with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. There is more information about each of these services under Advertising and sales literature in the SAI. Marketing materials may employ illustrations of compound interest and dollar-cost averaging; discuss automatic withdrawal services; describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds, the series and their investment management.
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS FOR VAA

Item
------------------------------------------------------
General information and history of Lincoln Life
Special terms
Services
Purchase of securities being offered Underwriters
Calculation of performance data

For a free copy of the SAI please see page one of this booklet.

Item
---------------------------------------------------------
Annuity payouts
Federal tax status
Determination of accumulation and annuity unit value
Advertising and sales literature/graphics
Financial statements

                                   Account C
LINCOLN NATIONAL
VARIABLE ANNUITY ACCOUNT C (VAA) (REGISTRANT)

LINCOLN NATIONAL
LIFE INSURANCE COMPANY (DEPOSITOR)

STATEMENT OF ADDITIONAL INFORMATION (SAI)

This SAI should be read in conjunction with the Prospectus of the VAA dated May 1, 1997. You may obtain a copy of the VAA Prospectus on request and without charge. Please write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

TABLE OF CONTENTS

                                      Page
------------------------------------------
GENERAL INFORMATION AND HISTORY
OF LINCOLN LIFE                       B-2
------------------------------------------
SPECIAL TERMS                         B-2
------------------------------------------
SERVICES                              B-2
------------------------------------------
PURCHASE OF SECURITIES BEING OFFERED  B-2
------------------------------------------
UNDERWRITERS                          B-2
------------------------------------------
CALCULATION OF PERFORMANCE DATA       B-2

                                           Page
------------------------------------------------
ANNUITY PAYOUTS                            B- 6
------------------------------------------------
FEDERAL TAX STATUS                         B- 7
------------------------------------------------
DETERMINATION OF ACCUMULATION AND ANNUITY
 UNIT VALUE                                B- 9
------------------------------------------------
ADVERTISING AND SALES LITERATURE/GRAPHICS  B-10
------------------------------------------------
FINANCIAL STATEMENTS                       B-12

SPECIAL NOTICE TO CONTRACTOWNERS ABOUT THIS YEAR'S LINCOLN LIFE FINANCIAL STATEMENTS. Each year Lincoln Life is required by law to prepare financial statements for different purposes. Two of the most important purposes are for filing with state insurance departments and for inclusion in the securities registration statements for our variable products, like this one. In the past we have interpreted the prevailing regulations as requiring presentation of these statements according to two different sets of accounting principles--one for the insurance regulators (known as Statutory Accounting Principles, or STAP) and one for the SEC (known as Generally Accepted Accounting Principles, or GAAP).

When we create two sets of financial statements for the same insurer it requires nearly double the time commitment of our internal accounting staff, and two separate audits by our independent auditors. In an effort to control costs and eliminate duplication of effort, we have reviewed the SEC's requirements for the mode of presentation of the insurer's financial statements in this registration statement. As a result of our review and on advice of counsel, we shall now begin to use the STAP-basis statements (which we call Statutory Statements) exclusively, both for the insurance regulators and for our securities registration statements. This is consistent with the current practice of many other insurers.

We believe that both Statutory and GAAP statements fairly present the financial position of Lincoln Life for the periods indicated, in accordance with those respective accounting principles. However, between the two there are some important differences in accounting theory and financial statement presentation. FOR THAT REASON, IN THIS TRANSITION YEAR WE INCLUDE HERE BOTH STATUTORY AND GAAP STATEMENTS. This should permit you to evaluate the financial position of Lincoln Life from both points of view, and should help you understand the differences between Statutory and GAAP statements. BEGINNING NEXT YEAR WE SHALL PRESENT ONLY THE STATUTORY STATEMENTS.

THIS SAI IS NOT A PROSPECTUS.

The date of this SAI is May 1, 1997

                                   Account C
GENERAL INFORMATION
AND HISTORY OF LINCOLN NATIONAL LIFE
INSURANCE CO. (LINCOLN LIFE)

The prior Depositor of the account, Lincoln National Pension Insurance Co., was merged into Lincoln Life, effective January 1, 1989. Lincoln Life, organized in 1905, is an Indiana stock insurance corporation, engaged primarily in insurance and financial services. Lincoln Life is owned by Lincoln National Corp., a publicly held insurance holding company domiciled in Indiana.

SPECIAL TERMS

The special terms used in this SAI are the ones defined in the Prospectus. They are italicized to make this document more understandable.

SERVICES

INDEPENDENT AUDITORS
The financial statements of the VAA and the financial statements and schedules of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the Registration Statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their report given on their authority as experts in accounting and auditing.

KEEPER OF RECORDS
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Management Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

PRINCIPAL UNDERWRITER
Lincoln Life is the principal underwriter for the variable annuity contracts.

PURCHASE OF SECURITIES BEING OFFERED

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities broker/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the contract and/or the surrender charges may be waived.

There are exchange privileges between subaccounts, and between the VAA and Lincoln Life's General Account (See Transfers of accumulation units between subaccounts in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

UNDERWRITERS

Lincoln Life has contracted with some broker/dealers, and may contract with others, to sell the variable annuity contracts through certain legally authorized persons and organizations. These dealers are compensated under a standard Compensation Schedule.

Lincoln Life is the principal underwriter for the variable annuity contracts. We may not offer a contract continuously or in every state. Lincoln Life retains no underwriting commissions from the sale of the variable annuity contracts.

CALCULATION OF PERFORMANCE DATA

A. MONEY MARKET FUNDED SUBACCOUNTS:
  1. Seven-day yield: 3.71%
    Length of base period used in computing the yield: 7 days
    Last Day in the base period: December 31, 1996

  2. The yield reported above and in the table of condensed financial information in the Prospectus is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 1996); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities.

                                   Account C
B. OTHER SUBACCOUNTS:
  1. TOTAL RETURN -- the tables below show, for the various subaccounts of the VAA, an average annual total return as of the stated periods, based upon a hypothetical initial purchase payment of $1,000, calculated according to the formula set out after the table.

The first table below sets out performance data for each of the subaccounts for contracts without the EGMDB. The second table below sets out hypothetical performance data for each of the subaccounts for contracts with the EGMDB. The hypothetical performance shown in the second table is based on the actual performance of the subaccounts, but reflects the charges that hypothetically would have been made had the EGMDB been available under the contracts for the period indicated.
AVERAGE ANNUAL TOTAL RETURN
PERIOD ENDING DECEMBER 31, 1996CONTRACTS WITHOUT EGMDB

                               1-year              5-years            10-years
                                   Single &            Single &            Single &
                         Periodic  flexible  Periodic  flexible  Periodic  flexible
                         pymt.     prem.     pymt.     prem.     pymt.     prem.
                         contracts contracts contracts contracts contracts contracts
------------------------------------------------------------------------------------
Bond
Commenced Activity on
December 21, 1981        -6.87%    -4.84%     5.20%     5.63%     7.01%     7.01%
------------------------------------------------------------------------------------
Growth and Income
Commenced Activity on
December 21, 1981         8.92%    11.29%    11.98%    12.44%    13.24%    13.24%
------------------------------------------------------------------------------------
International
Commenced Activity on
May 1, 1991               0.05%     2.22%     7.55%     7.99%     6.41%*    6.80%*
------------------------------------------------------------------------------------
Managed
Commenced Activity on
April 29, 1983            2.36%     4.58%     8.48%     8.93%    10.00%    10.00%
------------------------------------------------------------------------------------
Global Asset Allocation
Commenced Activity on
August 3, 1987            5.16%     7.45%     9.83%    10.28%     8.68%*    9.51%*
------------------------------------------------------------------------------------
Social Awareness
Commenced Activity on
May 2, 1988              17.66%    20.21%    14.74%    15.21%    15.42%*   15.96%*
------------------------------------------------------------------------------------
Special Opportunities
Commenced Activity on
December 21, 1981         6.47%     8.78%    12.08%    12.54%    13.19%    13.19%
------------------------------------------------------------------------------------
Aggressive Growth
Commenced Activity on
January 3, 1994           6.46%     8.78%        *         *      8.34%*    9.50%*
------------------------------------------------------------------------------------
Capital Appreciation
Commenced Activity on
January 3, 1994           8.01%    10.36%        *         *     11.76%*   12.96%*
------------------------------------------------------------------------------------
Equity-Income
Commenced Activity on
January 3, 1994           9.95%    12.34%        *         *     15.16%*   16.40%*
------------------------------------------------------------------------------------
DE Emerging Growth
Commenced Activity on
May 1, 1996              -8.86%    -7.87%*       *         *           *         *
------------------------------------------------------------------------------------
DE Equity/Income
Commenced Activity on
May 1, 1996               3.56%     4.69%*       *         *           *         *
------------------------------------------------------------------------------------
DE Global Bond
Commenced Activity on
May 1, 1996               2.11%     3.22%*       *         *           *         *
------------------------------------------------------------------------------------

* The lifetime of this subaccount is less than the complete period indicated. The performance shown is for the period from commencement of activity.

                                   Account C
AVERAGE ANNUAL TOTAL RETURN
PERIOD ENDING DECEMBER 31, 1996CONTRACTS WITH EGMDB

                               1-year              5-years            10-years
                                   Single &            Single &            Single &
                         Periodic  flexible  Periodic  flexible  Periodic  flexible
                         pymt.     prem.     pymt.     prem.     pymt.     prem.
                         contracts contracts contracts contracts contracts contracts
------------------------------------------------------------------------------------
Bond
Commenced Activity on
December 21, 1981        -7.15%    -5.13%     4.88%     5.31%     6.69%     6.69%
------------------------------------------------------------------------------------
Growth and Income
Commenced Activity on
December 21, 1981         8.60%    10.95%    11.65%    12.11%    12.90%    12.90%
------------------------------------------------------------------------------------
International
Commenced Activity on
May 1, 1991              -0.26%     1.91%     7.22%     7.67%     6.10%*    6.48%*
------------------------------------------------------------------------------------
Managed
Commenced Activity on
April 29, 1983            2.05%     4.27%     8.16%     8.61%     9.67%     9.67%
------------------------------------------------------------------------------------
Global Asset Allocation
Commenced Activity on
August 3, 1987            4.85%     7.13%     9.50%     9.95%     8.35%*    8.83%*
------------------------------------------------------------------------------------
Social Awareness
Commenced Activity on
May 2, 1988              17.30%    19.85%    14.40%    14.87%    15.07%*   15.61%*
------------------------------------------------------------------------------------
Special Opportunities
Commenced Activity on
December 21, 1981         6.14%     8.45%    11.74%    12.20%    12.85%    12.85%
------------------------------------------------------------------------------------
Aggressive Growth
Commenced Activity on
January 3, 1994           6.14%     8.45%        *         *      8.01%*    9.18%*
------------------------------------------------------------------------------------
Capital Appreciation
Commenced Activity on
January 3, 1994           7.68%    10.02%        *         *     11.43%*   12.62%*
------------------------------------------------------------------------------------
Equity-Income
Commenced Activity on
January 3, 1994           9.61%    12.00%        *         *     14.82%*   16.06%*
------------------------------------------------------------------------------------
DE Emerging Growth
Commenced Activity on
May 1, 1996              -9.04%    -8.05%*       *         *           *         *
------------------------------------------------------------------------------------
DE Equity/Income
Commenced Activity on
May 1, 1996               3.35%     4.48%*       *         *           *         *
------------------------------------------------------------------------------------
DE Global Bond
Commenced Activity on
May 1, 1996               1.91%     3.01%*       *         *           *         *
------------------------------------------------------------------------------------

* The lifetime of this subaccount is less than the complete period indicated. The performance shown is for the period from commencement of activity.

The length of the periods and the last day of each period used in the above tables are set out in the table headings. The Average annual total return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula --

P (1 + T)n = ERV
Where: P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question n = number of years
ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been charged to contractowner accounts; 2) all applicable nonrecurring charges are deducted at the end of the period in question; and 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the tables above relate to the contract form containing the highest level of charges.

                                   Account C

  2. NONSTANDARDIZED PERFORMANCE DATA
The VAA advertises the performance of its various subaccounts by observing how they perform over various time periods--monthly, year-to-date, yearly (fiscal year); and over periods of three years and more. Monthly, year-to-date and yearly performance are computed on a cumulative basis; performance for a three-year period and for greater periods is computed both on a cumulative and on an annualized basis.

Cumulative quotations are arrived at by calculating the change in the accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. The calculation reflects the mortality and expense risk fees under the contracts and the management fees and other expenses of the fund and series. The calculation does not include surrender charges or the account charge, which, if included, would decrease the performance.

Annualized quotations are arrived at by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

The first table below sets out performance data for each of the subaccounts for contracts without the EGMDB. The second table below sets out hypothetical performance data for each of the subaccounts for contracts with the EGMDB. The hypothetical performance shown in the second table is based on the actual performance of the subaccounts, but reflects the charges that hypothetically would have been made had the EGMDB been available under the contracts for the period indicated.

The tables below set out representative performance quotations, according to the definitions above, for each of the subaccounts, for the following base periods: 1) monthly; 2) year-to-date; 3) yearly; and 4) a three-year period. For all quotations except 2), the end of the base period is December 31, 1996. For quotation 2, the end of the base period is November 30, 1996. (The year-to-date quotation would equal the yearly quotation if the end of the base period selected for the former were December 31.) In addition, the VAA may advertise by quotations with base periods of more than three years. These will be calculated in an identical manner to the method used to calculate the quotation for the three-year period; the only difference is that the base period utilized in the formula will be longer.

NONSTANDARDIZED PERFORMANCE DATA SUBACCOUNTS OF ACCOUNT C (CONTRACTS WITHOUT EGMDB)

Type of
performance        Subaccount
data               AG         B      CA     EI     GAA    GI     I      M
------------------------------------------------------------------------------
Monthly
(12/31/96)         -0.19%     -1.30% -0.76% -1.02% -0.45% -2.24%  0.20% -1.41%
Year-to-Date
(11/30/96)         16.01       2.62  18.37  20.80  14.89  21.18   8.59  12.92
Yearly
(12/31/96)         15.79       1.29  17.47  19.57  14.37  18.46   8.81  11.32
3-Year Cumulative      *      13.29      *      *  36.25  62.79  19.75  38.41
3-Year Annualized      *       4.25      *      *  10.86  17.64   6.19  11.44
Type of
performance        Subaccount
data               MM         SA     SO     DEG    DEI    DGB
------------------------------------------------------------------------------
Monthly
(12/31/96)          0.30%     -1.93% -0.04% -0.42% -1.26% -0.53%
Year-to-Date
(11/30/96)          3.68      30.48  15.84  -0.45* 14.06* 11.65*
Yearly
(12/31/96)          3.99      27.96  15.79  -0.87* 12.63* 11.06*
3-Year Cumulative  11.79      79.99  48.12       *      *      *
3-Year Annualized   3.79      21.64  13.99       *      *      *

Key: AG=Aggressive Growth; B=Bond; CA=Capital Appreciation; EI=Equity-Income; GAA=Global Asset Allocation; GI=Growth and Income; I=International; M=Managed; MM=Money Market; SA=Social Awareness; SO=Special Opportunities; DEG=Delaware Emerging Growth; DEI=Delaware Equity/Income; DGB=Delaware Global Bond

* The lifetime of this subaccount is less than the complete period indicated. The performance shown is for the period from commencement of activity.

All performance quotations may be advertised on a cumulative basis; performance quotations with a base period of two years or longer may also be advertised on an annualized basis.

                                   Account C
NONSTANDARDIZED PERFORMANCE DATA SUBACCOUNTS OF ACCOUNT C (CONTRACTS WITH
EGMDB)

Type of
performance        Subaccount
data               AG         B      CA     EI     GAA    GI     I      M
------------------------------------------------------------------------------
Monthly
(12/31/96)         -0.22%     -1.32% -0.78% -1.04% -0.47% -2.27%  0.18% -1.43%
Year-to-Date
(11/30/96)         15.69       2.34  18.04  20.47  14.57  20.84   8.29  12.60
Yearly
(12/31/96)         15.44       0.99  17.11  19.21  14.03  18.10   8.48  10.99
3-Year Cumulative      *      12.28      *      *  35.03  61.33  18.68  37.16
3-Year Annualized      *       3.94      *      *  10.53  17.28   5.87  11.11
Type of
performance        Subaccount
data               MM         SA     SO     DEG    DEI    DGB
------------------------------------------------------------------------------
Monthly
(12/31/96)          0.27%     -1.96% -0.07% -0.45% -1.28% -0.56%
Year-to-Date
(11/30/96)          3.39      30.12  15.52  -0.62* 13.68* 11.45*
Yearly
(12/31/96)          3.67      27.57  15.44  -1.07* 12.40* 10.83*
3-Year Cumulative  10.79      78.37  46.79       *      *      *
3-Year Annualized   3.47      21.28  13.65       *      *      *

Key: AG=Aggressive Growth; B=Bond; CA=Capital Appreciation; EI=Equity-Income; GAA=Global Asset Allocation; GI=Growth and Income; I=International; M=Managed; MM=Money Market; SA=Social Awareness; SO=Special Opportunities; DEG=Delaware Emerging Growth; DEI=Delaware Equity/Income; DGB=Delaware Global Bond

* The lifetime of this subaccount is less than the complete period indicated. The performance shown is for the period from commencement of activity.

All performance quotations may be advertised on a cumulative basis; performance quotations with a base period of two years or longer may also be advertised on an annualized basis.

ANNUITY PAYOUTS

VARIABLE ANNUITY PAYOUTS
Variable annuity payouts will be determined on the basis of: (1) the value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment performance of the eligible fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the annuitant with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This date will become the date on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables for the single premium, periodic premium and flexible premium Multi Fund 2 and 3 annuity contracts and the 1983(a) Individual Mortality Table for flexible premium annuity contract Multi Fund 4 modified, with an assumed investment return at the rate of 5% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of contract value under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 5% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual Net Investment Rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, annuity payouts will decrease. If the assumed rate of interest

                                   Account C
were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans where not prohibited by law.

At an annuity commencement date, the annuitant is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying eligible funds. The amount of the second and subsequent annuity payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days before the date that payment is due.

The value of each subaccount annuity unit was set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

a. The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b. A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days before the payout date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

PROOF OF AGE, SEX AND SURVIVAL
Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

FEDERAL TAX STATUS

GENERAL
The operations of the VAA form a part of, and are taxed with, the operations of Lincoln Life under the Internal Revenue Code of 1986, as amended (the code). Investment income and realized net capital gains on the assets of the VAA are reinvested and taken into account in determining the accumulation and annuity unit values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the contract. Under existing federal income tax law, Lincoln Life believes that VAA investment income and realized net capital gains are not taxed to the extent they are retained as part of the reserves under the contracts. Accordingly, Lincoln Life does not anticipate that it will incur any federal income tax liability attributable to the VAA, and therefore it does not intend to make any provision for such taxes. However, if changes in the federal tax laws or interpretations thereof result in Lincoln Life's being taxed on income or gains attributable to the VAA, then Lincoln Life may impose a charge against the VAA in order to make provision for payment of such taxes.

TAX STATUS OF NONQUALIFIED CONTRACTS
The code (Section 72(s)) provides that contracts issued after January 18, 1985, will not be treated as annuity contracts for purposes of Section 72 unless the contract provides that (A) if any contractowner dies on or after the annuity starting date, but before the time the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contractowner's death; and (B) if any contractowner dies before the annuity starting date, the entire interest must be distributed within five years after the death of the contractowner. These requirements are considered satisfied to the extent that any portion of the contractowner's interest that is payable to or for the benefit of a designated beneficiary is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the contractowner's death. The designated beneficiary must be a natural person. Contracts issued after January 18, 1985 contain provisions intended to comply with these code requirements, although regulations interpreting these requirements have yet to be issued. Lincoln Life intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

QUALIFIED CONTRACTS
The rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the code and applicable rulings and regulations, are complex and subject to change. These rules also vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of contracts with the various types of plans, based on Lincoln Life's understanding of the current federal tax laws as interpreted by the Internal Revenue Service (IRS). Purchasers of contracts for use with such a plan and plan participants and beneficiaries should consult counsel and other competent advisors as to the suitability of the plan and the contract to their specific needs, and as to applicable code limitations and tax consequences. Participants under such plans, as well as contractowners, annuitants and beneficiaries, should

                                   Account C
also be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the contract.

Following are brief descriptions of the various types of plans and of the use of contracts in connection therewith.

PUBLIC SCHOOL SYSTEMS AND SECTION 501(C)(3) ORGANIZATIONS (403(B))
Payments made to purchase annuity contracts by public school systems or certain
Section 501(c)(3) organizations for their employees are excludable from the gross income of the employee to the extent that aggregate payments for the employee do not exceed the exclusion allowance provided by Section 403(b) of the code, the over-all limits for excludable contributions of Section 415 of the code or the limit on elective contributions. Furthermore, the investment results of the fund credited to the account are not taxable until benefits are received either in the form of annuity payouts or in a single sum.

If an employee's individual account is surrendered, usually the full amount received would be includable in income for that year at ordinary rates.

QUALIFIED CORPORATE EMPLOYEE'S PENSION AND PROFIT-SHARING TRUSTS AND QUALIFIED ANNUITY PLANS
Payments made by a corporate employer and the increments on all payments for qualified corporate plans are not taxable as income to the employee until distributed. However, the employee may be required to include these amounts in gross income before distribution if the qualified plan or trust loses its qualification. Corporate plans qualified under Sections 401(a) or 403(a) of the code are subject to extensive rules, including limitations on maximum contributions or benefits.

Distributions of amounts in excess of nondeductible employee contributions allocated to such distributions are generally taxable as ordinary income. If an employee or beneficiary receives a lump sum distribution, that is, if the employee or beneficiary receives in a single tax year the total amounts payable with respect to that employee and the benefits are paid as a result of the employee's death or separation from service or after the employee attains 59 1/2, taxable gain may be either eligible for special lump sum averaging treatment or, if the recipient was age 50 before January 1, 1986, eligible for taxation at a 20% rate to the extent the distribution reflects payouts made before January 1, 1974. For plan years beginning after December 31, 1996, tax exempt organizations (except state or local governments) may have 401(k) plans. These special tax rules are not available in all cases.

SELF-EMPLOYED INDIVIDUALS (H.R. 10 OR KEOGH)
Under code provisions, self-employed individuals may establish plans commonly known as H.R.10 or Keogh plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. Such plans are subject to special rules in addition to those applicable to qualified corporate plans, although certain of these rules have been repealed or modified effective in 1984. Purchasers of the contracts to use with H.R. 10 plans should seek competent advice as to suitability of plan documents and the funding contracts.

INDIVIDUAL RETIREMENT ANNUITIES (IRA)
Under Section 408 of the code, individuals may participate in a retirement program known as an IRA. An individual may make an annual IRA contribution of up to the lesser of $2,000 (or $4,000 if IRAs are maintained for both the individual and the nonworking spouse and they file a joint tax return) or 100% of compensation. However, IRA contributions may be nondeductible in whole or in part if (1) the individual or the spouse is an active participant in certain other retirement programs and (2) the income of the individual (or of the individual and the spouse) exceeds a specified amount. Distributions from certain types of retirement plans may be rolled over to an IRA on a tax-deferred basis if certain requirements are met. Distributions from IRA's are subject to certain restrictions. Deductible IRA contributions and all earnings will be taxed as ordinary income when distributed. The failure to satisfy certain code requirements with respect to an IRA results in adverse tax consequences.

DEFERRED COMPENSATION PLANS (457 PLANS)
Under the code provisions, employees and independent contractors (participants) performing services for state and local governments and tax-exempt organizations may establish deferred compensation plans. Plans of state or local governments established on August 20, 1996, or later, must hold all assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. Section 457 plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. While participants in such plans may be permitted to specify the form of investment in which their plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors. The amounts deferred under a plan which meet the requirements of Section 457 of the code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Deferrals are taxed as compensation from the employer when they are actually or constructively received by the employee. As a general rule, the maximum amount

                                   Account C
which can be deferred in any one year is the lesser of $7,500 (as indexed) or 33 1/3% of the participant's includable compensation. However, in the limited circumstances, up to $15,000 may be deferred in each of the last three years before retirement.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)
An employer may make contributions on behalf of employees to a SEP as provided by Section 408(k) of the code. The contributions and distribution dates are limited by the code provisions. All distributions from the plan will be taxed as ordinary income. For tax years after 1996, salary reduction SEP's (SAR/SEP) may no longer be established. However, SAR/SEPs in existence prior to January 1, 1997 may continue to receive contributions.

Any distribution before the employee attains age 59 1/2 (except in the event of death or disability) or the failure to satisfy certain other code requirements may result in adverse tax consequences.

SAVINGS INCENTIVE MATCHED PLAN FOR EMPLOYEES (SIMPLE)
Employers with 100 or fewer employees who earned $5,000 during the proceeding year, may establish SIMPLEs. For tax years beginning after December 31, 1996, SIMPLE plans are available and may be in the form of an IRA or part of a 401(k) plan. Under a SIMPLE IRA, employees are permitted to make elective contributions to an IRA, stated as a percentage of the employees compensation, but not to exceed $6,000 annually as indexed. Such deferrals are not subject to income tax until withdrawn. Withdrawals made by an employee in the first two years of the employees participation are subject to a 25% penalty. Later withdrawals are subject to penalties applicable to IRAs. Under a SIMPLE 401(k), employee deferrals are limited to no more than $6,000 annually. Employer contributions are usually required for each type of SIMPLE.

TAX ON DISTRIBUTIONS FROM QUALIFIED CONTRACTS
The following rules generally apply to distributions from contracts purchased in connection with the plans discussed previously, other than deferred compensation plans.

The portion, if any, of any contribution under a contract made by or on behalf of an individual which is not excluded from the employee's gross income (generally, the employee's own nondeductible contributions) constitutes the investment in the contract. If a distribution is made in the form of annuity payouts, the employee's investment in the contract (adjusted for certain refund provisions) divided by the life expectancy (or other period for which annuity payouts are expected to be made) constitutes a tax-free return of capital each year. The dollar amount of annuity payouts received in any year in excess of such return is taxable as ordinary income. All distributions will be fully taxable once the employee is deemed to have recovered the dollar amount of the investment in the contract.

If a surrender of or withdrawal from the contract is effected and distribution is made from the plan in a single payout, the proceeds may qualify for special lump sum distribution treatment under certain qualified plans, as discussed above. Otherwise, the amount by which the payment exceeds the investment in the contract (adjusted for any prior withdrawal) allocated to that payment, if any, will be taxed as ordinary income in the year of receipt. Rules generally provide that all distributions which are not received as an annuity will be taxed as a pro rata distribution of taxable and nontaxable amounts (rather than as a distribution first of nontaxable amounts).

Distributions from qualified plans, Keoghs, SEPs, 403(b) plans and IRAs will be subject to (1) a 10% penalty tax if made before age 59 1/2 unless certain other exceptions apply, and (2) a 15% penalty tax on combined annual distributions in excess of $150,000 (as indexed), which will not be imposed on distributions in 1997, 1998 and 1999, subject to various special rules. Failure to meet certain minimum distribution requirements for the above plans, as well as for Section 457 plans, will result in a 50% excise tax. Various other adverse tax consequences may also be potentially applicable in certain circumstances to these types of plans.

Upon an employee's death, the taxation of benefits payable to the beneficiary generally follows these same principles, subject to a variety of special rules.

OTHER CONSIDERATIONS
It should be understood that the foregoing comments about the federal tax consequences under these contracts are not exhaustive and that special rules are provided with respect to other tax situations not discussed herein. Further, the foregoing discussion does not address any applicable state, local or foreign tax laws. Finally, in recent years numerous changes have been made in the federal income tax treatment of contracts and retirement plans, which are not fully discussed above. Before an investment is made in any of the contracts, a competent tax advisor should be consulted.

DETERMINATION OF ACCUMULATION AND ANNUITY UNIT VALUE

A description of the days on which accumulation and annuity units will be valued is given in the Prospectus. The New York Stock Exchange's (NYSE) most recent

                                   Account C
announcement (which is subject to change) states that in 1997 it will be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

DUFF & PHELPS insurance company claims paying ability (CPA) service provides purchasers of insurance company policies and contracts with analytical and statistical information on the solvency and liquidity of major U.S licensed insurance companies, both mutual and stock.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR's CORP. insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX (S&P 500) -- broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index -- this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) -- price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

INTERNET -- As an electronic communications network may be used to provide information regarding Lincoln Life performance of the subaccounts and advertisement literature.

In its advertisements and other sales literature for the VAA and the eligible funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the

                                   Account C
literature may emphasize the potential savings through tax deferral; the potential advantage of the variable account over the fixed side; and the compounding effect when a client makes regular contributions to his or her account.

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

AUTOMATIC WITHDRAWAL SERVICE. A service provided by Lincoln Life, through which a contractowner may take any distribution allowed by code Section 401(a)(9) in the case of qualified contracts, or permitted under code Section 72 in the case of nonqualified contracts, by way of an automatically generated payment.

EARNINGS SWEEP. A service provided by Lincoln Life which allows a client to designate one of the variable subaccounts or the fixed side as a holding account, and to transfer earnings from that side to any other variable subaccount. The contractowner chooses a specific fund as the holding account. At specific intervals, account value in the holding account fund that exceeds a certain designated baseline amount is automatically transferred to another specified fund(s). The minimum account value required for the Earnings Sweep feature is $10,000.

LINCOLN LIFE'S CUSTOMERS. Sales literature for the VAA, the funds and series may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of February 28, 1997, Lincoln Life was serving over 13,000 organizations and had more than 940,000 annuity clients.

LINCOLN LIFE'S ASSETS, SIZE. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, at year-end 1995, Lincoln Life was the 12th largest U.S. life insurance company based upon overall assets.

Sales literature may reference the Multi Fund newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Multi Fund annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

The graphs below compare accumulations attributable to contributions to conventional savings vehicles such as savings accounts at a bank or credit union, nonqualified contracts purchased with after tax contributions, and qualified contracts purchased with pre-tax contributions under tax-favored retirement programs.

THE POWER OF TAX DEFERRED GROWTH

The hypothetical chart below compares the results of contributing $1,200 per year ($100 per month) during the time periods illustrated. Each graph assumes a 28% tax rate and an 8% fixed rate of return (before fees

                              [GRAPH APPEARS HERE]

and charges). For tax deferred annuities (TDA), the results are based on contributing $1,666.66 ($138.88 per month) during the time periods illustrated. The additional $38.88 per month is the amount of federal taxes paid by those contributing to the conventional savings accounts or nonqualified contracts. In this example, it has been invested by the contributors to the qualified contracts. The deduction of fees and charges is also indicated in the graph. The dotted lines represent the amount remaining after deducting any taxes due and all fees (including surrender charges). See Charges and other deductions in the Prospectus for discussion of charges. Additionally, a 10% tax penalty (not included here) may apply to withdrawals before age 59 1/2.

The contributions and interest earnings on conventional savings accounts are usually taxed currently. For nonqualified contracts contributions are usually taxed currently, while earnings are not usually subject to income tax until withdrawn. However, contributions to and earnings on qualified plans are ordinarily not subject to income tax until withdrawn. Therefore, having greater amounts re-invested in a qualified or nonqualified plan increases the accumulation power of savings over time.

As you can see, a tax deferred plan can provide a much higher account value over a long period of time. Therefore, tax deferral is an important component of a retirement plan or other long-term financial goals. (The above chart is for illustrative purposes and should not be construed as representative of actual results, which may be more or less).

                               Preface/Directory
TAX BENEFITS TODAY

When you put a portion of
your salary in a tax
deferred retirement plan,
your contributions don't
appear as taxable income on
your W-2 form at the end of
the calendar year. So while
you are contributing, you
can reduce your taxes and
increase your take-home
pay.

Here's an example: Let's
assume you are single, your
taxable income is $50,000,
and you are in the 28% tax
bracket.

                                          Traditional  Savings of
                                          savings plan pre-tax dollars
----------------------------------------------------------------------
Your income                               $50,000      $50,000
Tax-deferred savings                          -0-        2,400
Taxable income                             50,000       47,600
*Estimated federal income taxes            10,481        9,809
Income after taxes                         39,519       37,791
After-tax savings                           2,400          -0-
Remaining income after savings and taxes   37,119       37,791

With a tax-deferred plan, you have $672 more spendable income each year because you are paying less taxes currently.

*The above chart assumes a 28% marginal
federal tax rate on conventional
contributions. TDA contributions are
generally taxed as ordinary income when
withdrawn. Federal tax penalties generally apply to distributions before age 59 1/2.
For illustrative purposes only.

FINANCIAL STATEMENTS

Financial statements for
the VAA and the company
appear on the following
pages. For more information
about the financial
statements for the company
provided in this SAI,
please see the cover page
of this SAI.